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Exhibit 8.1

Subsidiary name	Jurisdiction of incorporation
AerCap AerVenture Holding B.V.	The Netherlands
AerCap Aircraft Finance XIII B.V.	The Netherlands
AerCap Aircraft Finance XVII B.V.	The Netherlands
AerCap Aircraft Finance XVIII B.V.	The Netherlands
AerCap B.V.	The Netherlands
AerCap Group Services B.V.	The Netherlands
AerCap Dutch Aircraft Leasing I B.V.	The Netherlands
AerCap Dutch Aircraft Leasing IV B.V.	The Netherlands
AerCap A330 Holdings B.V.	The Netherlands
AerData B.V. (49%)	The Netherlands
AerCap Leasing XIII B.V.	The Netherlands
AerCap Leasing XIV B.V.	The Netherlands
AerCap Leasing XVI B.V.	The Netherlands
AerCap Leasing XVII B.V.	The Netherlands
AerCap Leasing XVIII B.V.	The Netherlands
AerCap Leasing XXIX B.V.	The Netherlands
AerCap Leasing XXX B.V.	The Netherlands
AerCap Netherlands B.V.	The Netherlands
AeroTurbine B.V.	The Netherlands
AMS AerCap B.V.	The Netherlands
Brazilian Aircraft Finance XIII B.V.	The Netherlands
Brazilian Aircraft Finance XIV B.V.	The Netherlands
Brazilian Aircraft Finance XV B.V.	The Netherlands
Clearstream Aircraft Leasing B.V.	The Netherlands
Moonlight Aircraft Leasing B.V.	The Netherlands
Stockholm Aircraft Finance III B.V.	The Netherlands
Stockholm Aircraft Finance IV B.V.	The Netherlands
AeroTurbine Ireland Limited	Republic of Ireland
AerCap Celtavia 4 Limited	Republic of Ireland
AerCap Celtavia 5 Limited	Republic of Ireland
AerCap Celtavia 6 Limited	Republic of Ireland
Air Tara Limited	Republic of Ireland
AerCap Administrative Services Limited	Republic of Ireland
AerCap Cash Manager Limited	Republic of Ireland
AerCap Cash Manager II Limited	Republic of Ireland
AerCap Financial Services (Ireland) Limited	Republic of Ireland
AerCap Fokker Limited	Republic of Ireland
AerCap Ireland Limited	Republic of Ireland
Deasnic Aircraft Leasing Limited	Republic of Ireland
Air Maple Limited	Republic of Ireland
GPA Group Limited	Republic of Ireland
GPA Aero Citra Limited	Republic of Ireland
AerFi Group Limited	Republic of Ireland
Irish Aerospace Limited	Republic of Ireland
Irish Aerospace Leasing Limited	Republic of Ireland
AerCap Jetprop Limited	Republic of Ireland
Skyscape Limited	Republic of Ireland

Subsidiary name	Jurisdiction of incorporation
Sunflower Aircraft Leasing Limited	Republic of Ireland
Jasmine Aircraft Leasing Limited	Republic of Ireland
Jasper Aircraft Leasing Limited	Republic of Ireland
AerCap A330 Limited	Republic of Ireland
AerCap Engine Leasing Limited	Republic of Ireland
Rosso Aircraft Leasing Limited	Republic of Ireland
Azzurro Aircraft Leasing Limited	Republic of Ireland
Flotlease MSN 963 Limited	Republic of Ireland
AerCap Partners I Holding Limited and Subsidiary (50%)	Republic of Ireland
AerCap Note Purchaser Limited	Republic of Ireland
Lishui Aircraft Leasing Limited	Republic of Ireland
Berlin Aircraft Leasing Limited	Republic of Ireland
Pirlo Aircraft Leasing Limited	Republic of Ireland
Jade Aircraft Leasing Limited	Republic of Ireland
AerVenture Limited (50%)	Republic of Ireland
Bella Aircraft Leasing 1 Limited	Republic of Ireland
AerDragon Aviation Partners Limited and Subsidiaries (25%)	Republic of Ireland
AerCap A330 Holdings Limited	Republic of Ireland
AerCap A330 Ireland Limited	Republic of Ireland
Surestream Aircraft Leasing Limited	Republic of Ireland
Aureastream Aircraft Leasing Limited	Republic of Ireland
Cometstream Aircraft Leasing Limited	Republic of Ireland
Leostream Aircraft Leasing Limited	Republic of Ireland
Geministream Aircraft Leasing Limited	Republic of Ireland
Peony Aircraft Holdings Limited	Republic of Ireland
Peony Aircraft Leasing Limited	Republic of Ireland
Triple Eight Aircraft Holdings Limited	Republic of Ireland
Triple Eight Aircraft Leasing Limited	Republic of Ireland
Librastream Aircraft Leasing Limited	Republic of Ireland
Piscesstream Aircraft Leasing Limited	Republic of Ireland
Stellastream Aircraft Leasing Limited	Republic of Ireland
Streamline Aircraft Leasing Limited	Republic of Ireland
Virgostream Aircraft Leasing Limited	Republic of Ireland
XLease MSN 3008 Limited	Republic of Ireland
XLease MSN 3420 Limited	Republic of Ireland
XLease MSN 4137 Limited	Republic of Ireland
AerCap Sverige Aircraft Leasing AB	Sweden
AerFi Sverige AB	Sweden
Lyon Location S.A.R.L	France
Lille Location S.A.R.L	France
Metz Location S.A.R.L.	France
Toulouse Location S.A.R.L.	France
Biarritz Location S.A.R.L.	France
Nice Location S.A.R.L.	France
AerCap UK Limited	United Kingdom
Asset Management A/S	Norway
AerCap (Bermuda) No.3 Limited	Bermuda
AerCap Holdings (Bermuda) Limited	Bermuda
LC Bermuda No. 2 Limited	Bermuda
LC Bermuda No. 2 L.P.	Bermuda

Subsidiary name	Jurisdiction of incorporation
AerFunding 1 Limited and subsidiaries (5%)	Bermuda
AerCap Bermuda A330 Limited	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
AerCap International Bermuda Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
Novastream Aircraft Leasing Limited	Bermuda
Slipstream Aircraft Leasing Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
Aircraft Lease Securitisation II Ltd. and subsidiaries (5% owned by AerVenture Leasing 1 Ltd., a subsidiary of AerVenture Ltd.)	Bermuda
AerCap Group Services ,Inc	United States of America
AerCap Corporation	United States of America
AerCap Leasing USA I, Inc	United States of America
AerCap Leasing USA II, Inc	United States of America
AeroTurbine, Inc	United States of America
AerCap International (IOM) Limited	Isle of Man
AerCap Holding (I.O.M.) Limited	Isle of Man
Acorn Aviation Limited	Isle of Man
Crescent Aviation Limited	Isle of Man
Stallion Aviation Limited	Isle of Man
AerCap Note Purchaser (IOM) Limited	Isle of Man
AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
AerCap Jet Limited	Jersey
Aircraft Lease Securitisation Ltd and subsidiaries (4.9%)	Jersey
AerCap Asia Limited	Malaysia
Wahaflot Leasing 3 Limited	Cyprus

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  Exhibit 8.1